EXHIBIT 10.1
COMMITMENT INCREASE AGREEMENT
This COMMITMENT INCREASE AGREEMENT (this “Agreement”) is made as of July 31, 2014, by and among (i) LGI HOMES, INC., a Delaware corporation (“Parent”), and its Subsidiaries that have executed this Agreement as a Borrower (individually and collectively, “Borrower”), (ii) WOODFOREST NATIONAL BANK (“Woodforest”), (iii) FIFTH THIRD BANK (“Fifth Third”), and (iv) TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent (“Administrative Agent”).
W I T N E S S E T H :
WHEREAS, Administrative Agent, Borrower and Lenders are parties to that certain Credit Agreement (the “Credit Agreement”), dated April 28, 2014, established a revolving line of credit in the maximum principal sum of $135,000,000.00 (the “Credit Facility”); and
WHEREAS, the Borrower desires to increase the Credit Facility Amount from $135,000,000.00 to $175,000,000.00, pursuant to Section 2.9 of the Credit Agreement; and
WHEREAS, Borrower asked each Lender to increase its respective Commitment; and
WHEREAS, no Lender is willing to increase its respective Commitment, except for Woodforest, which is willing to increase its Commitment by $5,000,000.00, subject to the terms and conditions of this Agreement; and
WHEREAS, Borrower asked Fifth Third to become a Lender, and Fifth Third is willing to become a Lender, and make a Commitment of up to $35,000,000.00, subject to the terms and conditions of this Agreement; and
WHEREAS, Administrative Agent, Borrower, Woodforest and Fifth Third now propose to increase the Commitments in accordance with certain of the terms and provisions of the Credit Agreement and the other related documents executed by Borrower or third parties pertaining to, evidencing or securing the Credit Facility (collectively, the “Loan Documents”).
NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lenders and Borrower hereby agree as follows:
1.Definitions. All terms used herein with initial capital letters, but not defined herein, shall have the meanings specified in the Credit Agreement.
2.    Joinder of Fifth Third. Fifth Third agrees to assume, and does hereby assume, the obligations of a Lender under the Credit Agreement. Fifth Third agrees to abide by and be bound by all of the terms of the Credit Agreement applicable to the Lenders. Accordingly, the Credit Agreement is hereby amended such that any and all references to the “Lenders” shall be deemed

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to refer to Fifth Third, as well as each of the parties that have previously been included within the meaning of such term.
3.    Credit Facility Amount. Pursuant to Section 2.9 of the Credit Agreement, the Credit Facility Amount is hereby increased from $135,000,000.00 to $175,000,000.00. The Increase Effective Date, as such term is used in Section 2.9(d) of the Credit Agreement, is July 31, 2014.
4.    Gross Credit Facility Amount. The Gross Credit Facility Amount is hereby increased from $189,000,000.00 to $245,000,000.00.
5.    Note for Fifth Third. To evidence the increase in the Credit Facility Amount, contemporaneously with the execution and delivery of this Agreement, Borrower will execute and deliver a promissory note, in the amount of $35,000,000.00, payable to the order of Fifth Third. Such promissory note shall be substantially in the form of Exhibit D attached to the Credit Agreement, and shall be one of the Notes, as defined in the Credit Agreement.
6.    Additional Note for Woodforest. To evidence the increase in the Credit Facility Amount, contemporaneously with the execution and delivery of this Agreement, Borrower will execute and deliver a promissory note, in the amount of $5,000,000.00, payable to the order of Woodforest. Such promissory note shall be substantially in the form of Exhibit D attached to the Credit Agreement, and shall be one of the Notes, as defined in the Credit Agreement. Such promissory note shall be in addition to that certain promissory note, dated April 28, 2014, in the original principal amount of $20,000,000.00, payable to the order of Woodforest.
7.    Credit Facility Fee. Contemporaneously with the execution and delivery of this Agreement, Borrower shall pay a Credit Facility Fee in the amount of $200,000.00 to Administrative Agent for the accounts of Woodforest and Fifth Third, to be divided in accordance with their Applicable Percentages.
8.    Commitments and Applicable Percentages. As a result of the increase in the Credit Facility Amount, and the addition of Fifth Third as a Lender, Schedule 2.1 of the Credit Agreement is hereby revised and replaced in its entirety with Schedule 2.1 attached hereto, and the Lenders’ respective Commitments and Applicable Percentages are revised as set forth therein. Woodforest hereby agrees to increase its Commitment, and alter its Applicable Percentage, as set forth opposite its name on Schedule 2.1 attached hereto. Fifth Third hereby agrees to the Commitment and Applicable Percentage set forth opposite its name on Schedule 2.1 attached hereto.
9.    Resolutions. Borrower represents and warrants that, attached hereto as Exhibit A is a true, correct and complete copy of the unanimous written consent of the board of directors of Parent, dated of even date with this Agreement, approving and consenting to the increase of the Credit Facility Amount.
10.    Acknowledgment by Borrower. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Borrower or any third party to Administrative Agent and the Lenders, as evidenced by the Loan Documents. Borrower hereby acknowledges, agrees and represents that (i) Borrower is indebted

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to the Lenders pursuant to the terms of the Notes; (ii) the liens, security interests and assignments created and evidenced by the Loan Documents are, respectively, valid and subsisting liens, security interests and assignments of the respective dignity and priority recited in the Loan Documents; (iii) there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Loan Documents, and the other obligations created or evidenced by the Loan Documents; (iv) Borrower has no claims, offsets, defenses or counterclaims arising from any of Administrative Agent’s or Lenders’ acts or omissions with respect to the Mortgaged Property, the Loan Documents or Administrative Agent’s or Lenders’ performance under the Loan Documents or with respect to the Mortgaged Property; (v) the representations and warranties of Borrower contained in the Loan Documents are true and correct as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date; (vi) to Borrower’s knowledge, neither Administrative Agent nor Lenders are in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by Administrative Agent or Lenders of their respective obligations under the terms and provisions of the Loan Documents; and (vii) Borrower is not in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by Borrower of its obligations under the terms and provisions of the Loan Documents.
11.    No Waiver of Remedies. Except as may be expressly set forth herein, nothing contained in this Agreement shall prejudice, act as, or be deemed to be a waiver of any right or remedy available to Administrative Agent or Lenders by reason of the occurrence or existence of any fact, circumstance or event constituting a default under the Loan Documents.
12.    Costs and Expenses. Contemporaneously with the execution and delivery hereof, Borrower shall pay, or cause to be paid, all costs and expenses incident to the preparation, execution and recordation hereof and the consummation of the transaction contemplated hereby, including, but not limited to, reasonable fees and expenses of legal counsel to Administrative Agent.
13.    Additional Documentation. From time to time, Borrower shall execute or procure and deliver to Administrative Agent such other and further documents and instruments evidencing, securing or pertaining to the Credit Facility or the Loan Documents as shall be reasonably requested by Administrative Agent so as to evidence or effect the terms and provisions hereof. Borrower shall cause to be delivered to Administrative Agent, an opinion of counsel, satisfactory to Administrative Agent, opining to (i) the validity and enforceability of this Agreement, the promissory notes referred to in Sections 5 and 6, and the other Loan Documents; (ii) the authority of Borrower, to the extent organized under the laws of Delaware and Texas, to execute, deliver and perform its respective obligations under the Loan Documents; and (iii) such other matters as reasonably requested by Administrative Agent.
14.    Effectiveness of the Loan Documents. Except as expressly modified by the terms and provisions hereof, each of the terms and provisions of the Loan Documents are hereby ratified and shall remain in full force and effect; provided, however, that any reference in any of the Loan Documents to the Credit Facility, the amount constituting the Credit Facility, any defined terms, or to any of the other Loan Documents shall be deemed, from and after the date hereof, to refer to the

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Credit Facility, the amount constituting the Credit Facility, defined terms and to such other Loan Documents, as modified hereby.
15.    Governing Law. THE TERMS AND PROVISIONS HEREOF SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN.
16.    Time. Time is of the essence in the performance of the covenants contained herein and in the Loan Documents.
17.    Binding Agreement. This Agreement shall be binding upon the successors and assigns of the parties hereto; provided, however, the foregoing shall not be deemed or construed to (i) permit, sanction, authorize or condone the assignment of all or any part of the Mortgaged Property or any of Borrower's rights, titles or interests in and to the Mortgaged Property or any rights, titles or interests in and to Borrower, or (ii) confer any right, title, benefit, cause of action or remedy upon any person or entity not a party hereto, which such party would not or did not otherwise possess.
18.    Headings. The section headings hereof are inserted for convenience of reference only and shall in no way alter, amend, define or be used in the construction or interpretation of the text of such section.
19.    Construction. Whenever the context hereof so requires, reference to the singular shall include the plural and likewise, the plural shall include the singular; words denoting gender shall be construed to mean the masculine, feminine or neuter, as appropriate; and specific enumeration shall not exclude the general, but shall be construed as cumulative of the general recitation.
20.    Severability. If any clause or provision of this Agreement is or should ever be held to be illegal, invalid or unenforceable under any present or future law applicable to the terms hereof, then and in that event, it is the intention of the parties hereto that the remainder of this Agreement shall not be affected thereby, and that in lieu of each such clause or provision of this Agreement that is illegal, invalid or unenforceable, such clause or provision shall be judicially construed and interpreted to be as similar in substance and content to such illegal, invalid or unenforceable clause or provision, as the context thereof would reasonably suggest, so as to thereafter be legal, valid and enforceable.
21.    Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature and acknowledgment of, or on behalf of, each party, or that the signature and acknowledgment of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

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22.    Notice of Final Agreement. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO OR THERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO OR THERETO. THE PROVISIONS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY BE AMENDED OR WAIVED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE RESPECTIVE PARTIES TO SUCH DOCUMENTS.

[The remainder of this page is intentionally left blank. The signature pages follow.]

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EXECUTED to be effective as of the date first above written.

ADMINISTRATIVE AGENT:

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

By:	/s/ Larry Maywald
Name	Larry Maywald
Title:	Senior Vice President

COMMITMENT INCREASE AGREEMENT – Administrative Agent’s Signature Page

LENDER:

WOODFOREST NATIONAL BANK

By:	/s/ Kendall Walker
Name	Kendall Walker
Title:	Executive Vice President

COMMITMENT INCREASE AGREEMENT - Lender’s Signature Page [Woodforest National Bank]

LENDER:

FIFTH THIRD BANK

By:	/s/ Karen H. Morgan
Name	Karen H. Morgan
Title:	Senior Vice President

COMMITMENT INCREASE AGREEMENT - Lender’s Signature Page [Fifth Third Bank]

BORROWER:

LGI HOMES, INC., a Delaware corporation

By:	/s/ Eric T. Lipar
Eric T. Lipar, Chief Executive Officer

LGI HOMES GROUP, LLC, a Texas limited liability company

By:	/s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES-PRESIDENTIAL GLEN, LLC, a Texas limited liability company

By:	/s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES-QUAIL RUN, LLC, a Texas limited liability company

By:	/s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES – FW, LLC, a Texas limited liability company

By:	/s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES – SAN TAN HEIGHTS, LLC, an Arizona limited liability company

By:	LGI Homes Group, LLC, a Texas limited liability company, its Manager
	By:	/s/ Eric T. Lipar
Eric T. Lipar, Manager

COMMITMENT INCREASE AGREEMENT – Borrower’s Signature Page 1 of 13

LGI HOMES-TEXAS, LLC, a Texas limited liability company

By:	/s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES-DECKER OAKS, LLC, a Texas limited liability company

By:	/s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES AZ CONSTRUCTION, LLC, an Arizona limited liability company

By:	LGI Homes Group, LLC, a Texas limited liability company, its Manager
	By:	/s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES-WOODLAND CREEK, LLC, a Texas limited liability company

By:	/s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES-LAKES OF MAGNOLIA, LLC, a Texas limited liability company

By:	/s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES-SALTGRASS, LLC, a Texas limited liability company

By:	/s/ Eric T. Lipar
Eric T. Lipar, Manager

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LGI HOMES-STEWARTS FOREST, LLC, a Texas limited liability company

By:	/s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES – GLENNWILDE, LLC, an Arizona limited liability company

By:	LGI Homes Group, LLC, a Texas limited liability company, its Manager
	By:	/s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES – E SAN ANTONIO, LLC, a Texas limited liability company

By:	/s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES – WINDMILL FARMS, LLC, a Texas limited liability company

By:	/s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES – ARIZONA, LLC, an Arizona limited liability company

By:	LGI Homes Group, LLC, a Texas limited liability company, its Manager
	By:	/s/ Eric T. Lipar
Eric T. Lipar, Manager

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LGI HOMES – MAPLE LEAF, LLC, a Texas limited liability company

By:	LGI Fund III Holdings, LLC, a Texas limited liability company, its Manager

By:	LGI Homes Group, LLC, a Texas limited liability company, its Manager
	By:	/s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES AVONDALE, LLC, a Georgia limited liability company

By:	LGI Fund III Holdings, LLC, a Texas limited liability company, its Manager

By:	LGI Homes Group, LLC, a Texas limited liability company, its Managing Member
	By:	/s/ Eric T. Lipar
Eric T. Lipar, Manager

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LGI HOMES – SHALE CREEK, LLC, a Texas limited liability company

By:	LGI Fund III Holdings, LLC, a Texas limited liability company, its Manager

By:	LGI Homes Group, LLC, a Texas limited liability company, its Managing Member
	By:	/s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES – STERLING LAKES PARTNERS, LLC, a Texas limited liability company

By:	LGI Fund III Holdings, LLC, a Texas limited liability company, its Manager

By:	LGI Homes Group, LLC, a Texas limited liability company, its Manager Member
	By:	/s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI CROWLEY LAND PARTNERS, LLC, a Texas limited liability company

By:	LGI Fund III Holdings, LLC, a Texas limited liability company, its Manager

By:	LGI Homes Group, LLC, a Texas limited liability company, its Manager Member
	By:	/s/ Eric T. Lipar
Eric T. Lipar, Manager

COMMITMENT INCREASE AGREEMENT – Borrower’s Signature Page 5 of 13

LGI HOMES – MAPLE PARK, LLC, a Georgia limited liability company

By:	LGI Fund III Holdings, LLC, a Texas limited liability company, its Manager

By:	LGI Homes Group, LLC, a Texas limited liability company, its Manager Member
	By:	/s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES – SUNRISE MEADOW, LLC, a Texas limited liability company

By:	/s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES CORPORATE, LLC, a Texas limited liability company

By:	/s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES SERVICES, LLC, a Texas limited liability company

By:	LGI Homes Corporate, LLC, a Texas limited liability company, its Manager
	By:	/s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES AZ SALES, LLC, an Arizona limited liability company

By:	/s/ Eric T. Lipar
Eric T. Lipar, Manager

COMMITMENT INCREASE AGREEMENT – Borrower’s Signature Page 6 of 13

LGI HOMES – NEW MEXICO, LLC, a New Mexico limited liability company

By:	LGI Homes Group, LLC, a Texas limited liability company, its Manager
	By:	/s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES NM CONSTRUCTION, LLC, a New Mexico limited liability company

By:	LGI Homes Group, LLC, a Texas limited liability company, its Manager
	By:	/s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI JV HOLDINGS, LLC, a Delaware limited liability company

By:	LGI Homes Corporate, LLC, a Texas limited liability company, its Managing Member
	By:	/s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES – LUCKEY RANCH, LLC, a Delaware limited liability company

By:	LGI JV Holdings, LLC, a Delaware limited liability company, its Manager

By:	LGI Homes Corporate, LLC, a Texas limited liability company, its Managing Member
	By:	/s/ Eric T. Lipar
Eric T. Lipar, Manager

COMMITMENT INCREASE AGREEMENT – Borrower’s Signature Page 7 of 13

LGI JV HOLDINGS II, LLC, a Delaware limited liability company

By:	LGI Homes Group, LLC, a Texas limited liability company, its Managing Member
	By:	/s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES-WEST MEADOWS, LLC, a Delaware limited liability company

By:	LGI JV Holdings II, LLC, a Delaware limited liability company, its Manager

By:	LGI Homes Group, LLC, a Texas limited liability company, its Managing Member
	By:	/s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI JV HOLDINGS III, LLC, a Delaware limited liability company

By:	LGI Homes Group, LLC, a Texas limited liability company, its Managing Member
	By:	/s/ Eric T. Lipar
Eric T. Lipar, Manager

COMMITMENT INCREASE AGREEMENT – Borrower’s Signature Page 8 of 13

LGI HOMES-SONTERRA, LLC, a Delaware limited liability company

By:	LGI JV Holdings III, LLC, a Delaware limited liability company, its Manager

By:	LGI Homes Group, LLC, a Texas limited liability company, its Managing Member
	By:	/s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI JV HOLDINGS IV, LLC, a Delaware limited liability company

By:	LGI Homes Group, LLC, a Texas limited liability company, its Managing Member
	By:	/s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES – BLUE HILLS, LLC, an Arizona limited liability company

By:	LGI JV Holdings IV, LLC, a Delaware limited liability company, its Manager

By:	LGI Homes Group, LLC, a Texas limited liability company, its Managing Member
	By:	/s/ Eric T. Lipar
Eric T. Lipar, Manager

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LGI HOMES – KRENSON WOODS, LLC, a Delaware limited liability company

By:	LGI JV Holdings IV, LLC, a Delaware limited liability company, its Manager

By:	LGI Homes Group, LLC, a Texas limited liability company, its Managing Member
	By:	/s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES – NORTHPOINTE, LLC, a Delaware limited liability company

By:	LGI JV Holdings IV, LLC, a Delaware limited liability company, its Manager

By:	LGI Homes Group, LLC, a Texas limited liability company, its Managing Member
	By:	/s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES – OAK HOLLOW PHASE 6, LLC, a Delaware limited liability company

By:	LGI JV Holdings IV, LLC, a Delaware limited liability company, its Manager

By:	LGI Homes Group, LLC, a Texas limited liability company, its Managing Member
	By:	/s/ Eric T. Lipar
Eric T. Lipar, Manager

COMMITMENT INCREASE AGREEMENT – Borrower’s Signature Page 10 of 13

LUCKEY RANCH PARTNERS, LLC, a Delaware limited liability company

By:	LGI JV Holdings IV, LLC, a Delaware limited liability company, its Manager

By:	LGI Homes Group, LLC, a Texas limited liability company, its Managing Member
	By:	/s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI FUND III HOLDINGS, LLC, a Texas limited liability company

By:	LGI Homes Group, LLC, a Texas limited liability company, its Managing Member
	By:	/s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES-MALLARD CROSSING, LLC, a Delaware limited liability company

By:	LGI JV Holdings II, LLC, a Delaware limited liability company, its Manager

By:	LGI Homes Group, LLC, a Texas limited liability company, its Managing Member
	By:	/s/ Eric T. Lipar
Eric T. Lipar, Manager

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LGI HOMES-OAK HOLLOW, LLC, a Delaware limited liability company

By:	LGI JV Holdings III, LLC, a Delaware limited liability company, its Manager

By:	LGI Homes Group, LLC, a Texas limited liability company, its Managing Member
	By:	/s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES – SALTGRASS CROSSING, LLC, a Delaware limited liability company

By:	LGI JV Holdings IV, LLC, a Delaware limited liability company, its Manager

By:	LGI Homes Group, LLC, a Texas limited liability company, its Managing Member
	By:	/s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES – CANYON CROSSING, LLC, a Texas limited liability company

By:	/s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES – DEER CREEK, LLC, a Texas limited liability company

By:	/s/ Eric T. Lipar
Eric T. Lipar, Manager

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LGI HOMES II, LLC, a Texas limited liability company

By:	/s/ Eric T. Lipar
Eric T. Lipar, Manager

RIVERCHASE ESTATES PARTNERS, LLC, a South Carolina limited liability company

By:	LGI Homes Group, LLC, a Texas limited liability company, its Managing Member
	By:	/s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES - COLORADO, LLC, a Colorado limited liability company

By:	LGI Homes Group, LLC, a Texas limited liability company, its Manager
	By:	/s/ Eric T. Lipar
Eric T. Lipar, Manager

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SCHEDULE 2.1
Commitments and Applicable Percentages

Lender	Commitment	Applicable Percentage
Texas Capital Bank, National Association	$40,000,000.00	22.857142860000%
Deutsche Bank AG New York	$30,000,000.00	17.142857140000%
JPMorgan Chase Bank, N.A.	$30,000,000.00	17.142857140000%
Woodforest National Bank	$25,000,000.00	14.285714290000%
Credit Suisse AG, Cayman Islands Branch	$15,000,000.00	8.571428571000%
Fifth Third Bank	$35,000,000.00	20.000000000000%
Total:	$175,000,000.00	100.000000000000%

SCHEDULE 2.1 – Commitments and Applicable Percentages – Solo Page